FORM 8-K

                       CURRENT REPORT PURSUANT TO SECTION
                          13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

       Date of report (Date of earliest event reported): January 26, 2004


                             Xtreme Companies, Inc.
                  ---------------------------------------------
              (Exact Name of Registrant as Specified in Its Charter)


      Nevada                         000-30914                 88-0394012
-------------------                  ---------           --------------------
  (State  or  Other                Commission File        (I.R.S. Employer
   Jurisdiction of                                       identification No.)
Incorporation  or  Organization)                                Number


11782  Western  Ave.,  Unit  18,   Stanton,  California                 90680
---------------------------------------------------                  ---------
(Address  of  principal  executive  offices)                        (ZIP  Code)


                                 (714) 895-0944
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  1.     CHANGE  IN  CONTROL  OF  REGISTRANT

          None.

ITEM  2.    ACQUISITION  OR  DISPOSAL  OF  ASSETS

          None.

ITEM  3.    BANKRUPTCY  OR  RECEIVERSHIP

          None.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTING

          None.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

At a Special Meeting of the Board of Directors of the Registrant on January 15, 2004 the Board approved a 1-for-10 reverse stock split of the Registrant's common shares. Following the meeting, on January 15, 2004, the shareholders of the Registrant owning in excess of 50% of the Registrant's issued and outstanding common stock, executed and approved a Shareholder's Consent Letter authorizing a 10-for 1 reverse split of shares of the Registrant's common stock, which will consolidate 10 common shares into one "post-split" share of common stock. The legal effective date of the reverse stock split was set for January 26, 2004.

Nevada Revised Statutes provides that any action required to be taken at a special meeting or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

As of the date of this filing and after the reverse split, the Registrant has 9,110,552 shares of common stock issued and outstanding.

The Registrant changed its trading symbol to XTEM. Its stock trades on the Over The Counter Bulletin Board.


ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS

     None.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  businesses  acquired:
     None.
(b)  Pro  forma  financial  information:
     None.
(c)  Exhibits:
     None.


ITEM  8.  CHANGE  IN  FISCAL  YEAR

         None.

ITEM  9.  REGULATION  FD  DISCLOSURE

         None.

ITEM  10.     AMENDMENTS  TO  THE  REGISTRANT'S  CODE  OF ETHICS, OR WAIVER OF A
PROVISION  OF  THE  CODE  OF  ETHICS.

     None.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

     None.

ITEM  12.     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Xtreme  Companies,  Inc.
Date:  February  2,  2004
                                     By:  /s/  Kevin  Ryan
                                       -------------------
                                       Kevin  Ryan
                                       Chief  Executive  Officer